Exhibit 99.4

                                FOURTH AMENDMENT

      Fourth Amendment, dated as of October 7, 2002 (this "Amendment"), to the Five-Year $765,000,000 Credit Agreement, dated as of April 13, 1998 (as amended, the "Credit Agreement"), among CAPITA CORPORATION (formerly known as AT&T CAPITAL CORPORATION), as Borrower, CIT FINANCIAL LTD. (formerly known as NEWCOURT CREDIT GROUP INC.) and NEWCOURT CREDIT GROUP USA INC., as Guarantors, the Banks parties thereto, JPMORGAN CHASE BANK (a successor to MORGAN GUARANTY TRUST COMPANY OF NEW YORK), as Administrative Agent, CANADIAN IMPERIAL BANK OF COMMERCE, as Syndication Agent, JPMORGAN CHASE BANK (formerly known as THE CHASE MANHATTAN BANK) and DEUTSCHE BANK AG, New York Branch, as Co-Documentation Agents, and J.P. MORGAN SECURITIES INC. and CIBC OPPENHEIMER CORP., as Arrangers.

                              W I T N E S S E T H:

      WHEREAS, the Company, the Guarantors, the Banks, the Arrangers, the Syndication Agents, the Co-Documentation Agents and the Administrative Agent are parties to the Credit Agreement;

      WHEREAS, CIT Group Inc. ("CIT"), an affiliate of the Borrower, has entered into a credit agreement dated as of October 7, 2002 among CIT, the banks parties thereto, Barclays Bank PLC, Bank of America, N.A. and Citibank, N.A., as syndication agents, and JPMorgan Chase Bank, as administrative agent (the "2002 364-Day Agreement").

      WHEREAS, it is a condition precedent to the 2002 364-Day Agreement that certain provisions of the Credit Agreement be amended as hereinafter set forth;

      WHEREAS, the Company and the Guarantors have requested that the Banks agree to so amend the Credit Agreement; and

      WHEREAS, the Banks have agreed to such requested amendment but only on the terms and conditions contained in this Amendment.

      NOW, THEREFORE, the parties hereto hereby agree as follows:

      SECTION 1. Defined Terms. Terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

      SECTION 2. Amendment to Section 1.01 (Definitions) of the Credit Agreement. Section 1.01 of the Credit Agreement is hereby amended by adding the following definition:

            "Related Facilities Agreements" means (i) the 364-Day Credit Agreement, dated as of October 7, 2002 among the Company, the banks parties thereto, Barclays Bank PLC, Bank of America, N.A. and Citibank, N.A., as syndication agents and JPMorgan Chase Bank, as administrative agent, (ii) the 5-Year Credit Agreement, dated as of March 28, 2000, among the Company, the banks parties thereto, Barclays Bank PLC, Bank of America, N.A., Citibank, N.A. and MIZUHO Corporate Bank, Ltd. (f/k/a The Dai-Ichi Kangyo Bank, Limited), as syndication agents and JPMorgan Chase Bank (f/k/a The Chase Manhattan Bank), as administrative agent, and (iii) the Canadian $500,000,000 364-Day Credit Agreement dated as of March 27, 2001, among CIT Financial Ltd., the banks parties thereto, Royal Bank of Canada, as administrative agent, and Canadian Imperial Bank of Commerce and JPMorgan Bank Canada (f/k/a The Chase Manhattan Bank of Canada), as syndication agents.

      SECTION 3. Amendment to Section 2.06(f) of the Credit Agreement. Section 2.6(f) of the Credit Agreement is hereby amended by adding the following paragraph after the table contained therein:

            "Notwithstanding the foregoing, until the date on which all the amounts outstanding hereunder and under the Related Facilities Agreements shall have been repaid in full and no extensions of credit shall have been made hereunder or thereunder for a period of 30 days or longer: (i) the Applicable Margin for Euro-Dollar Loans with respect to the Level I Status shall be equal to 51 basis points regardless of Usage, (ii) the Applicable Margin for Euro-Dollar Loans with respect to the Level II Status shall be equal to 65 basis points regardless of Usage, (iii) the Applicable Margin for Euro-Dollar Loans with respect to the Level III Status shall be equal to 76.5 basis points regardless of Usage, (iv) the Applicable Margin for Euro-Dollar Loans with respect to the Level IV Status shall be equal to
      95.5 basis points regardless of Usage, (v) the Applicable Margin for Euro-Dollar Loans with respect to the Level V Status shall be equal to 135 basis points regardless of Usage and (vi) the Applicable Margin for Euro-Dollar Loans with respect to the Level VI Status shall be equal to 130 basis points regardless of Usage."

      SECTION 4. Conditions to Effectiveness. This Amendment shall become effective on and as of the day and year first above written upon receipt by the Administrative Agent of (i) counterparts of this Amendment, duly executed and delivered by each of the Borrower and the Required Banks and (ii) an executed Acknowledgment and Consent, in the form set forth at the end of this Amendment, from CIT.

      SECTION 5. Continuing Effect of the Credit Agreement. This Amendment shall not constitute an amendment or waiver of or consent to any provision of the Credit Agreement not expressly referred to herein and shall not be construed as an amendment, waiver or consent to any action on the part of the Borrower that would require an amendment, waiver or consent of the Administrative Agent or the Banks except as expressly stated herein. Except as expressly amended hereby, the provisions of the Credit Agreement are and shall remain in full force and effect in accordance with its terms.

      SECTION 6. Counterparts. This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts (including counterparts delivered by telecopy), and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Any executed counterpart delivered by telecopy shall be effective as an original for all purposes.

      SECTION 7. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

      Signature Page to that certain Fourth Amendment, dated as of October 7, 2002, to the Five-Year $765,000,000 Credit Agreement, dated as of April 13, 1998, among Capita Corporation (f/k/a AT&T Capital Corporation), as Borrower, CIT Financial Ltd. (f/k/a Newcourt Credit Group Inc.) and Newcourt Credit Group USA Inc., as Guarantors, the Banks parties thereto, JPMorgan Chase Bank (a successor to Morgan Guaranty Trust Company of New York), as Administrative Agent, Canadian Imperial Bank of Commerce, as Syndication Agent, JPMorgan Chase Bank (f/k/a The Chase Manhattan Bank) and Deutsche Bank AG, New York Branch, as Co-Documentation Agents, and J.P. Morgan Securities Inc. and CIBC Oppenheimer Corp., as Arrangers.

                                       CAPITA CORPORATION (f/k/a AT&T CAPITAL
                                       CORPORATION)

                                       By: /s/ Glenn A. Votek
                                           -------------------------------------
                                           Name:  Glenn A. Votek
                                           Title: Executive Vice President &
                                                  Treasurer

                                       CIT FINANCIAL LTD. (f/k/a NEWCOURT
                                       CREDIT GROUP INC.)

                                       By: /s/ Glenn A. Votek
                                           -------------------------------------
                                           Name:  Glenn A. Votek
                                           Title: Executive Vice President &
                                                  Treasurer

                                       NEWCOURT CREDIT GROUP USA INC.

                                       By: /s/ Glenn A. Votek
                                           -------------------------------------
                                           Name:  Glenn A. Votek
                                           Title: Executive Vice President &
                                                  Treasurer

Dated: October 15, 2002

      Signature Page to that certain Fourth Amendment, dated as of October 7, 2002, to the Five-Year $765,000,000 Credit Agreement, dated as of April 13, 1998, among Capita Corporation (f/k/a AT&T Capital Corporation), as Borrower, CIT Financial Ltd. (f/k/a Newcourt Credit Group Inc.) and Newcourt Credit Group USA Inc., as Guarantors, the Banks parties thereto, JPMorgan Chase Bank (a successor to Morgan Guaranty Trust Company of New York), as Administrative Agent, Canadian Imperial Bank of Commerce, as Syndication Agent, JPMorgan Chase Bank (f/k/a The Chase Manhattan Bank) and Deutsche Bank AG, New York Branch, as Co-Documentation Agents, and J.P. Morgan Securities Inc. and CIBC Oppenheimer Corp., as Arrangers.

                                       JPMORGAN CHASE BANK (f/k/a THE CHASE
                                       MANHATTAN BANK and a successor to
                                       MORGAN GUARANTY TRUST COMPANY OF
                                       NEW YORK), as Administrative Agent,
                                       Co-Documentation Agent and a Bank

                                       By: /s/ Roger Parker
                                           -------------------------------------
                                           Name:  Roger Parker
                                           Title: Vice President

      Signature Page to that certain Fourth Amendment, dated as of October 7, 2002, to the Five-Year $765,000,000 Credit Agreement, dated as of April 13, 1998, among Capita Corporation (f/k/a AT&T Capital Corporation), as Borrower, CIT Financial Ltd. (f/k/a Newcourt Credit Group Inc.) and Newcourt Credit Group USA Inc., as Guarantors, the Banks parties thereto, JPMorgan Chase Bank (a successor to Morgan Guaranty Trust Company of New York), as Administrative Agent, Canadian Imperial Bank of Commerce, as Syndication Agent, JPMorgan Chase Bank (f/k/a The Chase Manhattan Bank) and Deutsche Bank AG, New York Branch, as Co-Documentation Agents, and J.P. Morgan Securities Inc. and CIBC Oppenheimer Corp., as Arrangers.

                                       Name of Bank: BANK OF AMERICA, N.A.

                                       By: /s/ Joan L. D'Amico
                                           -------------------------------------
                                           Name:  Joan L. D'Amico
                                           Title: Managing Director

      Signature Page to that certain Fourth Amendment, dated as of October 7, 2002, to the Five-Year $765,000,000 Credit Agreement, dated as of April 13, 1998, among Capita Corporation (f/k/a AT&T Capital Corporation), as Borrower, CIT Financial Ltd. (f/k/a Newcourt Credit Group Inc.) and Newcourt Credit Group USA Inc., as Guarantors, the Banks parties thereto, JPMorgan Chase Bank (a successor to Morgan Guaranty Trust Company of New York), as Administrative Agent, Canadian Imperial Bank of Commerce, as Syndication Agent, JPMorgan Chase Bank (f/k/a The Chase Manhattan Bank) and Deutsche Bank AG, New York Branch, as Co-Documentation Agents, and J.P. Morgan Securities Inc. and CIBC Oppenheimer Corp., as Arrangers.

                                       Name of Bank: BARCLAYS BANK PLC

                                       By: /s/ Alison McGuigan
                                           -------------------------------------
                                           Name:  Alison McGuigan
                                           Title: Associate Director

      Signature Page to that certain Fourth Amendment, dated as of October 7, 2002, to the Five-Year $765,000,000 Credit Agreement, dated as of April 13, 1998, among Capita Corporation (f/k/a AT&T Capital Corporation), as Borrower, CIT Financial Ltd. (f/k/a Newcourt Credit Group Inc.) and Newcourt Credit Group USA Inc., as Guarantors, the Banks parties thereto, JPMorgan Chase Bank (a successor to Morgan Guaranty Trust Company of New York), as Administrative Agent, Canadian Imperial Bank of Commerce, as Syndication Agent, JPMorgan Chase Bank (f/k/a The Chase Manhattan Bank) and Deutsche Bank AG, New York Branch, as Co-Documentation Agents, and J.P. Morgan Securities Inc. and CIBC Oppenheimer Corp., as Arrangers.

                                      Name of Bank: CITIBANK

                                      By: /s/ Robert B. Goldstein
                                          --------------------------------------
                                          Name:  Robert B. Goldstein
                                          Title: Managing Director
                                          Address: 388 Greenwich Street
                                                   22nd Floor
                                                   (212) 816-3776
                                                   GEID# 0000211936

      Signature Page to that certain Fourth Amendment, dated as of October 7, 2002, to the Five-Year $765,000,000 Credit Agreement, dated as of April 13, 1998, among Capita Corporation (f/k/a AT&T Capital Corporation), as Borrower, CIT Financial Ltd. (f/k/a Newcourt Credit Group Inc.) and Newcourt Credit Group USA Inc., as Guarantors, the Banks parties thereto, JPMorgan Chase Bank (a successor to Morgan Guaranty Trust Company of New York), as Administrative Agent, Canadian Imperial Bank of Commerce, as Syndication Agent, JPMorgan Chase Bank (f/k/a The Chase Manhattan Bank) and Deutsche Bank AG, New York Branch, as Co-Documentation Agents, and J.P. Morgan Securities Inc. and CIBC Oppenheimer Corp., as Arrangers.

                                       Name of Bank: CREDIT SUISSE FIRST BOSTON

                                       By: /s/ Jay Chall
                                           -------------------------------------
                                           Name:  Jay Chall
                                           Title: Director

                                       By: /s/ Karl Studer
                                           -------------------------------------
                                           Name:  Karl Studer
                                           Title: Director

      Signature Page to that certain Fourth Amendment, dated as of October 7, 2002, to the Five-Year $765,000,000 Credit Agreement, dated as of April 13, 1998, among Capita Corporation (f/k/a AT&T Capital Corporation), as Borrower, CIT Financial Ltd. (f/k/a Newcourt Credit Group Inc.) and Newcourt Credit Group USA Inc., as Guarantors, the Banks parties thereto, JPMorgan Chase Bank (a successor to Morgan Guaranty Trust Company of New York), as Administrative Agent, Canadian Imperial Bank of Commerce, as Syndication Agent, JPMorgan Chase Bank (f/k/a The Chase Manhattan Bank) and Deutsche Bank AG, New York Branch, as Co-Documentation Agents, and J.P. Morgan Securities Inc. and CIBC Oppenheimer Corp., as Arrangers.

                                       Name of Bank: BANK ONE, NA

                                       By: /s/ Nelson Albrecht
                                           -------------------------------------
                                           Name:  Nelson Albrecht
                                           Title: Director

      Signature Page to that certain Fourth Amendment, dated as of October 7, 2002, to the Five-Year $765,000,000 Credit Agreement, dated as of April 13, 1998, among Capita Corporation (f/k/a AT&T Capital Corporation), as Borrower, CIT Financial Ltd. (f/k/a Newcourt Credit Group Inc.) and Newcourt Credit Group USA Inc., as Guarantors, the Banks parties thereto, JPMorgan Chase Bank (a successor to Morgan Guaranty Trust Company of New York), as Administrative Agent, Canadian Imperial Bank of Commerce, as Syndication Agent, JPMorgan Chase Bank (f/k/a The Chase Manhattan Bank) and Deutsche Bank AG, New York Branch, as Co-Documentation Agents, and J.P. Morgan Securities Inc. and CIBC Oppenheimer Corp., as Arrangers.

                                       BNP Paribas

                                       By: /s/ Marguerite L. Lebon
                                           -------------------------------------
                                           Name:  Marguerite L. Lebon
                                           Title: Vice President

                                       By: /s/ Veronique Marcus
                                           -------------------------------------
                                           Name:  Veronique Marcus
                                           Title: Vice President

      Signature Page to that certain Fourth Amendment, dated as of October 7, 2002, to the Five-Year $765,000,000 Credit Agreement, dated as of April 13, 1998, among Capita Corporation (f/k/a AT&T Capital Corporation), as Borrower, CIT Financial Ltd. (f/k/a Newcourt Credit Group Inc.) and Newcourt Credit Group USA Inc., as Guarantors, the Banks parties thereto, JPMorgan Chase Bank (a successor to Morgan Guaranty Trust Company of New York), as Administrative Agent, Canadian Imperial Bank of Commerce, as Syndication Agent, JPMorgan Chase Bank (f/k/a The Chase Manhattan Bank) and Deutsche Bank AG, New York Branch, as Co-Documentation Agents, and J.P. Morgan Securities Inc. and CIBC Oppenheimer Corp., as Arrangers.

                                       Name of Bank: DEUTSCHE BANK AG, NEW YORK
                                                     AND/OR CAYMAN ISLANDS
                                                     BRANCHES

                                       By: /s/ Gayma Z. Shivnarain
                                           -------------------------------------
                                           Name:  Gayma Z. Shivnarain
                                           Title: Director

                                       By: /s/ Kathleen Bowers
                                           -------------------------------------
                                           Name:  Kathleen Bowers
                                           Title: Director

      Signature Page to that certain Fourth Amendment, dated as of October 7, 2002, to the Five-Year $765,000,000 Credit Agreement, dated as of April 13, 1998, among Capita Corporation (f/k/a AT&T Capital Corporation), as Borrower, CIT Financial Ltd. (f/k/a Newcourt Credit Group Inc.) and Newcourt Credit Group USA Inc., as Guarantors, the Banks parties thereto, JPMorgan Chase Bank (a successor to Morgan Guaranty Trust Company of New York), as Administrative Agent, Canadian Imperial Bank of Commerce, as Syndication Agent, JPMorgan Chase Bank (f/k/a The Chase Manhattan Bank) and Deutsche Bank AG, New York Branch, as Co-Documentation Agents, and J.P. Morgan Securities Inc. and CIBC Oppenheimer Corp., as Arrangers.

                                       SOCIETE GENERALE

                                       By: /s/ Charles D. Fischer, Jr.
                                           -------------------------------------
                                           Name:  Charles D. Fischer, Jr.
                                           Title: Director

      Signature Page to that certain Fourth Amendment, dated as of October 7, 2002, to the Five-Year $765,000,000 Credit Agreement, dated as of April 13, 1998, among Capita Corporation (f/k/a AT&T Capital Corporation), as Borrower, CIT Financial Ltd. (f/k/a Newcourt Credit Group Inc.) and Newcourt Credit Group USA Inc., as Guarantors, the Banks parties thereto, JPMorgan Chase Bank (a successor to Morgan Guaranty Trust Company of New York), as Administrative Agent, Canadian Imperial Bank of Commerce, as Syndication Agent, JPMorgan Chase Bank (f/k/a The Chase Manhattan Bank) and Deutsche Bank AG, New York Branch, as Co-Documentation Agents, and J.P. Morgan Securities Inc. and CIBC Oppenheimer Corp., as Arrangers.

                                       Name of Bank: WACHOVIA BANK, N.A.

                                       By: /s/ Thomas L. Stitchberry
                                           -------------------------------------
                                           Name:  Thomas L. Stitchberry
                                           Title: Managing Director

      Signature Page to that certain Fourth Amendment, dated as of October 7, 2002, to the Five-Year $765,000,000 Credit Agreement, dated as of April 13, 1998, among Capita Corporation (f/k/a AT&T Capital Corporation), as Borrower, CIT Financial Ltd. (f/k/a Newcourt Credit Group Inc.) and Newcourt Credit Group USA Inc., as Guarantors, the Banks parties thereto, JPMorgan Chase Bank (a successor to Morgan Guaranty Trust Company of New York), as Administrative Agent, Canadian Imperial Bank of Commerce, as Syndication Agent, JPMorgan Chase Bank (f/k/a The Chase Manhattan Bank) and Deutsche Bank AG, New York Branch, as Co-Documentation Agents, and J.P. Morgan Securities Inc. and CIBC Oppenheimer Corp., as Arrangers.

                                      Name of Bank: NATIONAL AUSTRALIA BANK LTD.

                                      By: /s/ William Schmid
                                          --------------------------------------
                                          Name:  William Schmid
                                          Title: Vice President
                                          ABN 12004044937

      Signature Page to that certain Fourth Amendment, dated as of October 7, 2002, to the Five-Year $765,000,000 Credit Agreement, dated as of April 13, 1998, among Capita Corporation (f/k/a AT&T Capital Corporation), as Borrower, CIT Financial Ltd. (f/k/a Newcourt Credit Group Inc.) and Newcourt Credit Group USA Inc., as Guarantors, the Banks parties thereto, JPMorgan Chase Bank (a successor to Morgan Guaranty Trust Company of New York), as Administrative Agent, Canadian Imperial Bank of Commerce, as Syndication Agent, JPMorgan Chase Bank (f/k/a The Chase Manhattan Bank) and Deutsche Bank AG, New York Branch, as Co-Documentation Agents, and J.P. Morgan Securities Inc. and CIBC Oppenheimer Corp., as Arrangers.

                                      Name of Bank: THE BANK OF NOVA SCOTIA

                                      By: /s/ John W. Campbell
                                          --------------------------------------
                                          Name:  John W. Campbell
                                          Title: Managing Director

      Signature Page to that certain Fourth Amendment, dated as of October 7, 2002, to the Five-Year $765,000,000 Credit Agreement, dated as of April 13, 1998, among Capita Corporation (f/k/a AT&T Capital Corporation), as Borrower, CIT Financial Ltd. (f/k/a Newcourt Credit Group Inc.) and Newcourt Credit Group USA Inc., as Guarantors, the Banks parties thereto, JPMorgan Chase Bank (a successor to Morgan Guaranty Trust Company of New York), as Administrative Agent, Canadian Imperial Bank of Commerce, as Syndication Agent, JPMorgan Chase Bank (f/k/a The Chase Manhattan Bank) and Deutsche Bank AG, New York Branch, as Co-Documentation Agents, and J.P. Morgan Securities Inc. and CIBC Oppenheimer Corp., as Arrangers.

                                      MIZUHO CORPORATE BANK, LTD.

                                      By: /s/ Martin T. McNeill Jr.
                                          --------------------------------------
                                          Name:  Martin T. McNeill Jr.
                                          Title: Vice President

      Signature Page to that certain Fourth Amendment, dated as of October 7, 2002, to the Five-Year $765,000,000 Credit Agreement, dated as of April 13, 1998, among Capita Corporation (f/k/a AT&T Capital Corporation), as Borrower, CIT Financial Ltd. (f/k/a Newcourt Credit Group Inc.) and Newcourt Credit Group USA Inc., as Guarantors, the Banks parties thereto, JPMorgan Chase Bank (a successor to Morgan Guaranty Trust Company of New York), as Administrative Agent, Canadian Imperial Bank of Commerce, as Syndication Agent, JPMorgan Chase Bank (f/k/a The Chase Manhattan Bank) and Deutsche Bank AG, New York Branch, as Co-Documentation Agents, and J.P. Morgan Securities Inc. and CIBC Oppenheimer Corp., as Arrangers.

                                      ROYAL BANK OF CANADA

                                      By: /s/ Scott Umbs
                                          --------------------------------------
                                          Name:  Scott Umbs
                                          Title: Manager

      Signature Page to that certain Fourth Amendment, dated as of October 7, 2002, to the Five-Year $765,000,000 Credit Agreement, dated as of April 13, 1998, among Capita Corporation (f/k/a AT&T Capital Corporation), as Borrower, CIT Financial Ltd. (f/k/a Newcourt Credit Group Inc.) and Newcourt Credit Group USA Inc., as Guarantors, the Banks parties thereto, JPMorgan Chase Bank (a successor to Morgan Guaranty Trust Company of New York), as Administrative Agent, Canadian Imperial Bank of Commerce, as Syndication Agent, JPMorgan Chase Bank (f/k/a The Chase Manhattan Bank) and Deutsche Bank AG, New York Branch, as Co-Documentation Agents, and J.P. Morgan Securities Inc. and CIBC Oppenheimer Corp., as Arrangers.

                                      CIBC INC.

                                      By: /s/ Dominic J. Sorresso
                                          --------------------------------------
                                          Name:  Dominic J. Sorresso
                                          Title: Executive Director
                                                 CIBC World Markets Corp.,
                                                 as Agent

      Signature Page to that certain Fourth Amendment, dated as of October 7, 2002, to the Five-Year $765,000,000 Credit Agreement, dated as of April 13, 1998, among Capita Corporation (f/k/a AT&T Capital Corporation), as Borrower, CIT Financial Ltd. (f/k/a Newcourt Credit Group Inc.) and Newcourt Credit Group USA Inc., as Guarantors, the Banks parties thereto, JPMorgan Chase Bank (a successor to Morgan Guaranty Trust Company of New York), as Administrative Agent, Canadian Imperial Bank of Commerce, as Syndication Agent, JPMorgan Chase Bank (f/k/a The Chase Manhattan Bank) and Deutsche Bank AG, New York Branch, as Co-Documentation Agents, and J.P. Morgan Securities Inc. and CIBC Oppenheimer Corp., as Arrangers.

                                      Name of Bank: THE BANK OF NEW YORK

                                      By: /s/ Ernest Fung
                                          --------------------------------------
                                          Name:  Ernest Fung
                                          Title: Vice President

      Signature Page to that certain Fourth Amendment, dated as of October 7, 2002, to the Five-Year $765,000,000 Credit Agreement, dated as of April 13, 1998, among Capita Corporation (f/k/a AT&T Capital Corporation), as Borrower, CIT Financial Ltd. (f/k/a Newcourt Credit Group Inc.) and Newcourt Credit Group USA Inc., as Guarantors, the Banks parties thereto, JPMorgan Chase Bank (a successor to Morgan Guaranty Trust Company of New York), as Administrative Agent, Canadian Imperial Bank of Commerce, as Syndication Agent, JPMorgan Chase Bank (f/k/a The Chase Manhattan Bank) and Deutsche Bank AG, New York Branch, as Co-Documentation Agents, and J.P. Morgan Securities Inc. and CIBC Oppenheimer Corp., as Arrangers.

                                      Name of Bank: BAYERISCHE LANDESBANK
                                                    CAYMAN ISLANDS BRANCH

                                      By: /s/ Dietmar Rieg
                                          --------------------------------------
                                          Name:  Dietmar Rieg
                                          Title: First Vice President

                                      By: /s/ Oliver Hildenbrand
                                          --------------------------------------
                                          Name:  Oliver Hildenbrand
                                          Title: Vice President

      Signature Page to that certain Fourth Amendment, dated as of October 7, 2002, to the Five-Year $765,000,000 Credit Agreement, dated as of April 13, 1998, among Capita Corporation (f/k/a AT&T Capital Corporation), as Borrower, CIT Financial Ltd. (f/k/a Newcourt Credit Group Inc.) and Newcourt Credit Group USA Inc., as Guarantors, the Banks parties thereto, JPMorgan Chase Bank (a successor to Morgan Guaranty Trust Company of New York), as Administrative Agent, Canadian Imperial Bank of Commerce, as Syndication Agent, JPMorgan Chase Bank (f/k/a The Chase Manhattan Bank) and Deutsche Bank AG, New York Branch, as Co-Documentation Agents, and J.P. Morgan Securities Inc. and CIBC Oppenheimer Corp., as Arrangers.

                                      Name of Bank: PRUDENTIAL SECURITIES CREDIT
                                                    CORP., LLC


                                      By: /s/ Jeffrey K. French
                                          --------------------------------------
                                          Name:  Jeffrey K. French
                                          Title: President

      Signature Page to that certain Fourth Amendment, dated as of October 7, 2002, to the Five-Year $765,000,000 Credit Agreement, dated as of April 13, 1998, among Capita Corporation (f/k/a AT&T Capital Corporation), as Borrower, CIT Financial Ltd. (f/k/a Newcourt Credit Group Inc.) and Newcourt Credit Group USA Inc., as Guarantors, the Banks parties thereto, JPMorgan Chase Bank (a successor to Morgan Guaranty Trust Company of New York), as Administrative Agent, Canadian Imperial Bank of Commerce, as Syndication Agent, JPMorgan Chase Bank (f/k/a The Chase Manhattan Bank) and Deutsche Bank AG, New York Branch, as Co-Documentation Agents, and J.P. Morgan Securities Inc. and CIBC Oppenheimer Corp., as Arrangers.

                                      Name of Bank: CREDIT LYONNAIS NEW YORK
                                                    BRANCH

                                      By: /s/ Ken Ricciardi
                                          --------------------------------------
                                          Name:  Ken Ricciardi
                                          Title: Vice President

      Signature Page to that certain Fourth Amendment, dated as of October 7, 2002, to the Five-Year $765,000,000 Credit Agreement, dated as of April 13, 1998, among Capita Corporation (f/k/a AT&T Capital Corporation), as Borrower, CIT Financial Ltd. (f/k/a Newcourt Credit Group Inc.) and Newcourt Credit Group USA Inc., as Guarantors, the Banks parties thereto, JPMorgan Chase Bank (a successor to Morgan Guaranty Trust Company of New York), as Administrative Agent, Canadian Imperial Bank of Commerce, as Syndication Agent, JPMorgan Chase Bank (f/k/a The Chase Manhattan Bank) and Deutsche Bank AG, New York Branch, as Co-Documentation Agents, and J.P. Morgan Securities Inc. and CIBC Oppenheimer Corp., as Arrangers.

                                      Name of Bank: FLEET NATIONAL BANK

                                      By: /s/ James M. Contis
                                          --------------------------------------
                                          Name:  James M. Contis
                                          Title: Senior Associate

      Signature Page to that certain Fourth Amendment, dated as of October 7, 2002, to the Five-Year $765,000,000 Credit Agreement, dated as of April 13, 1998, among Capita Corporation (f/k/a AT&T Capital Corporation), as Borrower, CIT Financial Ltd. (f/k/a Newcourt Credit Group Inc.) and Newcourt Credit Group USA Inc., as Guarantors, the Banks parties thereto, JPMorgan Chase Bank (a successor to Morgan Guaranty Trust Company of New York), as Administrative Agent, Canadian Imperial Bank of Commerce, as Syndication Agent, JPMorgan Chase Bank (f/k/a The Chase Manhattan Bank) and Deutsche Bank AG, New York Branch, as Co-Documentation Agents, and J.P. Morgan Securities Inc. and CIBC Oppenheimer Corp., as Arrangers.

                                      Name of Bank: BANCA MONTE DEI PASCHI
                                                    DI SIENA S.P.A.

                                      By: /s/ Romeo C. Cella
                                          --------------------------------------
                                          Name:  Romeo C. Cella
                                          Title: Senior Vice President &
                                                 General Manager

                                      By: /s/ Brian R. Landy
                                          --------------------------------------
                                          Name:  Brian R. Landy
                                          Title: Vice President

      Signature Page to that certain Fourth Amendment, dated as of October 7, 2002, to the Five-Year $765,000,000 Credit Agreement, dated as of April 13, 1998, among Capita Corporation (f/k/a AT&T Capital Corporation), as Borrower, CIT Financial Ltd. (f/k/a Newcourt Credit Group Inc.) and Newcourt Credit Group USA Inc., as Guarantors, the Banks parties thereto, JPMorgan Chase Bank (a successor to Morgan Guaranty Trust Company of New York), as Administrative Agent, Canadian Imperial Bank of Commerce, as Syndication Agent, JPMorgan Chase Bank (f/k/a The Chase Manhattan Bank) and Deutsche Bank AG, New York Branch, as Co-Documentation Agents, and J.P. Morgan Securities Inc. and CIBC Oppenheimer Corp., as Arrangers.

                                      Name of Bank: HSBC BANK USA

                                      By: /s/ Paul M. Lopez
                                          --------------------------------------
                                          Name:  Paul M. Lopez
                                          Title: First Vice President

                           ACKNOWLEDGMENT AND CONSENT

      Reference is made to the Credit Agreement described in the foregoing Amendment (the "Credit Agreement"; terms defined in the Credit Agreement being used in this Acknowledgement and Consent with the meanings given to such terms in the Credit Agreement). The undersigned guarantor under the CIT Guaranty as amended, supplemented or otherwise modified from time to time, hereby (a) consents to the foregoing Amendment and the transactions contemplated thereby and (b) acknowledges and agrees that the guarantees contained in the CIT Guaranty are, and shall remain, in full force and effect after giving effect to the foregoing Amendment and all prior modifications to the Credit Agreement.

                                       CIT GROUP INC.

                                       By: /S/ Glenn A. Votek
                                           -------------------------------------
                                           Name:  Glenn A. Votek
                                           Title: Executive Vice President &
                                                  Treasurer

Dated: October 15, 2002